                                                                  EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                            CORPUS CHRISTI DIVISION


CASE NAME:  TRANSAMERICAN ENERGY CORPORATION      PETITION DATE: APRIL 20, 1999

                                                  CASE NUMBER:  99-21551-C-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH MARCH YEAR 2000

=======================================================================================================================
                           MONTH         5/99     6/99       7/99      8/99      9/99      10/99      11/99      12/99
-----------------------------------------------------------------------------------------------------------------------
REVENUES  (MOR-6)                         --    --             --          --      --         --         --          --
-----------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INT, DEPREC./TAX (MOR-6) (28,294) (4,581)    (56,719)     43,491  (2,908)   (38,909)    3,351  (1,211,490)
-----------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-6)             (136,686) (250,375) (270,320)  6,561,021 409,126    373,125   415,429     411,634
-----------------------------------------------------------------------------------------------------------------------
PAYMENTS TO INSIDERS  (MOR-9)              --   --             --          --     --          --         --          --
-----------------------------------------------------------------------------------------------------------------------
PAYMENTS TO PROFESSIONALS (MOR-9)          --   --             --          --     --          --         --          --
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS (MOR-8)                --   976          1,272      24,335    --        3,846        --          --
=======================================================================================================================

==================================================================================
                 MONTH                      01/00          02/00             03/00
----------------------------------------------------------------------------------
REVENUES  (MOR-6)                              --             --                --
----------------------------------------------------------------------------------
INCOME BEFORE INT, DEPREC./TAX (MOR-6)     (3,765)        (4,613)          (20,838)
----------------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-6)                 408,365        407,444      (500,892,073)
----------------------------------------------------------------------------------
PAYMENTS TO INSIDERS  (MOR-9)                  --             --                --
----------------------------------------------------------------------------------
PAYMENTS TO PROFESSIONALS (MOR-9)              --             --                --
----------------------------------------------------------------------------------
TOTAL DISBURSEMENTS (MOR-8)                    --             --                --
==================================================================================

***The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

No. of Policies expiring within 90 days: 3
-------------------------------------------------------------------------------
REQUIRED INSURANCE MAINTAINED
   AS OF SIGNATURE DATE                         EXP.
 *SEE ATTACHED SCHEDULE                         DATE
-----------------------------               -----------
CASUALTY                   YES( X ) NO(  )   * -   -
                                            --- --- ---
LIABILITY                  YES( X ) NO(  )   * -   -
                                            --- --- ---
VEHICLE                    YES( X ) NO(  )   * -   -
                                            --- --- ---
WORKER'S                   YES( X ) NO(  )   * -   -
                                            --- --- ---
OTHER_________________     YES(   ) NO(  )     -   -
                                            --- --- ---
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

ATTORNEY NAME: Pete Holzer
              -----------------------------------------
FIRM: Jordan, Hyden, Womble & Culbreth, P.C.
      -------------------------------------------------
ADDRESS: 500 N. Shoreline, Suite 900
         ----------------------------------------------
ADDRESS:
        -----------------------------------------------
CITY, STATE, ZIP: Corpus Christi, TX 78471
                 --------------------------------------
TELEPHONE: (361) 884-5678
          ---------------------------------------------
-------------------------------------------------------------------------------
                                                            CHECK ONE
Are all accounts receivable being collected within terms? YES (X) NO ( )
Are all post-petition liabilities, including taxes, being paid within terms? YES (X) NO ( )
Have any pre-petition liabilities been paid? YES ( ) NO (X)  If so, describe
                                                                             --
-------------------------------------------------------------------------------
Are all funds received being deposited into DIP bank accounts? YES (X) NO ( ) Were any assets disposed of outside the normal course of business?
YES ( ) NO (X)
If so, describe
                ---------------------------------------------------------------
Are all U. S. Trustee Quarterly Fee Payments current? YES (X) NO ( )

What is the status of your Plan of Reorganization? Confirmation hearing commenced on November 9, 1999, and is continuing.
-------------------------------------------------------------------------------

                       I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                       SIGNED                /s/ ED DONAHUE
                              -------------------------------------------------
                                           (ORIGINAL SIGNATURE)

                       TITLE       VICE PRESIDENT
                             --------------------------------------------------
MOR-1

 CASE NAME:  TRANSAMERICAN ENERGY CORPORATION        CASE NUMBER: 99-21551-C-11


                           COMPARATIVE BALANCE SHEETS

=========================================================================================================
ASSETS                           FILING DATE*       MONTH          MONTH           MONTH          MONTH
                                   4/20/99           5/99           6/99            7/99           8/99
---------------------------------------------------------------------------------------------------------
CURRENT ASSETS
---------------------------------------------------------------------------------------------------------
  Cash                              39,442         39,556         38,681         37,521            13,308
---------------------------------------------------------------------------------------------------------
  Accounts Receivable, Net              --             --             --             --                --
---------------------------------------------------------------------------------------------------------
  Inventory: Lower of Cost
   or Market                            --             --             --             --                --
---------------------------------------------------------------------------------------------------------
  Prepaid Expenses                  10,812             --             --             --                --
---------------------------------------------------------------------------------------------------------
   Investments                          --             --             --             --                --
---------------------------------------------------------------------------------------------------------
   Other -  Accrued Interest    23,192,495     29,601,981     40,768,940     57,778,099        26,759,956
---------------------------------------------------------------------------------------------------------
 TOTAL CURRENT ASSETS           23,242,749     29,641,537     40,807,621     57,815,620        26,773,264
=========================================================================================================
 PROPERTY, PLANT&EQUIP,
   @ COST                               --             --             --             --                --
---------------------------------------------------------------------------------------------------------
 Less Accumulated
   Depreciation                         --             --             --             --                --
---------------------------------------------------------------------------------------------------------
 NET BOOK VALUE OF PP & E               --             --             --             --                --
---------------------------------------------------------------------------------------------------------
 OTHER ASSETS:
---------------------------------------------------------------------------------------------------------
   1.  Tax Deposits                     --             --             --             --                --
---------------------------------------------------------------------------------------------------------
   2.  Investments in
         Subs(1)               467,112,579    467,112,579    467,112,579    467,112,579       467,112,579
---------------------------------------------------------------------------------------------------------
   3.  Notes
         Receivable(2)       1,399,176,694  1,414,699,522  1,420,000,000  1,420,000,000     1,420,000,000
---------------------------------------------------------------------------------------------------------
   4.  (attach list)
         Deferred
         Debt Costs(5)           4,950,550      4,839,952      4,729,520      4,596,283         4,920,878
---------------------------------------------------------------------------------------------------------
       TOTAL ASSETS          1,894,482,572  1,916,293,590  1,932,649,720  1,949,524,482     1,918,806,721
=========================================================================================================

=================================================================================================================================
ASSETS                              MONTH          MONTH           MONTH       MONTH          MONTH       MONTH          MONTH
                                     9/99          10/99           11/99       12/99           1/00       2/00            3/00
---------------------------------------------------------------------------------------------------------------------------------
12/99
---------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
---------------------------------------------------------------------------------------------------------------------------------
  Cash                             13,308          9,462         29,506         29,606         26,976        21,562        21,562
---------------------------------------------------------------------------------------------------------------------------------
  Accounts Receivable, Net             --             --             --             --             --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Inventory: Lower of Cost
   or Market                           --             --             --             --             --            --            --
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

  Prepaid Expenses                     --             --             --             --             --            --            --
---------------------------------------------------------------------------------------------------------------------------------
   Investments                         --             --             --             --             --            --            --
---------------------------------------------------------------------------------------------------------------------------------
   Other -  Accrued Interest   27,171,990     27,584,023     27,996,058     28,408,091     28,820,124    29,232,158     6,403,361
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL CURRENT ASSETS          27,185,298     27,593,485     28,025,564     28,437,697     28,847,100    29,253,720     6,424,923
=================================================================================================================================
 PROPERTY, PLANT&EQUIP,
   @ COST                              --             --             --             --             --            --            --
---------------------------------------------------------------------------------------------------------------------------------
 Less Accumulated
   Depreciation                        --             --             --             --             --            --            --
---------------------------------------------------------------------------------------------------------------------------------
 NET BOOK VALUE OF PP & E              --             --             --             --             --            --            --
---------------------------------------------------------------------------------------------------------------------------------
 OTHER ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
   1.  Tax Deposits                    --             --             --             --             --            --            --
---------------------------------------------------------------------------------------------------------------------------------
   2.  Investments in
         Subs(1)              467,112,579    467,112,579    467,112,579    467,112,579    467,112,579   467,112,579   445,602,862
---------------------------------------------------------------------------------------------------------------------------------
   3.  Notes
         Receivable(2)      1,420,000,000  1,420,000,000  1,420,000,000  1,420,000,000  1,420,000,000 1,420,000,000   963,467,278
---------------------------------------------------------------------------------------------------------------------------------
   4.  (attach list)
         Deferred
         Debt Costs(5)          4,920,878      4,920,878      4,920,878      4,920,878      4,920,878     4,920,878     4,920,878
---------------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS         1,919,218,755  1,919,626,942  1,920,059,021  1,920,471,154  1,920,880,557 1,921,287,177 1,420,415,941
=================================================================================================================================

                    *Per Schedules and Statement of Affairs


MOR-2

 CASE NAME: TRANSAMERICAN ENERGY CORPORATION         CASE NUMBER: 99-21551-C-11


                           COMPARATIVE BALANCE SHEETS

=======================================================================================
LIABILITIES & OWNER'S       FILING DATE*       MONTH          MONTH          MONTH
EQUITY                        4/20/99          5/99           6/99            7/99
---------------------------------------------------------------------------------------
 LIABILITIES:
---------------------------------------------------------------------------------------
     POST-PETITION
       LIABILITIES (MOR-4)             --      6,221,180     17,461,230     34,557,310
=======================================================================================
     PRE-PETITION
       LIABILITIES:
---------------------------------------------------------------------------------------
       Notes Payable-
         Secured(4)         1,583,926,661  1,599,635,877  1,605,000,000  1,605,000,000
---------------------------------------------------------------------------------------
       Priority Debt                   --             --             --             --
---------------------------------------------------------------------------------------
       Federal Income Tax              --             --             --             --
---------------------------------------------------------------------------------------
       FICA/Withholding                --             --             --             --
---------------------------------------------------------------------------------------
       Unsecured Debt           3,427,771      3,445,079      3,447,411      3,496,413
---------------------------------------------------------------------------------------
       Other - Accrued
         Interest              18,967,014     18,967,014     18,967,014     18,967,014
---------------------------------------------------------------------------------------
   TOTAL PRE-PETITION
     LIABILITIES            1,606,321,446  1,622,047,970  1,627,414,425  1,627,463,427
---------------------------------------------------------------------------------------
TOTAL LIABILITIES           1,606,321,446  1,628,269,150  1,644,875,655  1,662,020,737
=======================================================================================
 OWNERS'S EQUITY
   (DEFICIT):
---------------------------------------------------------------------------------------
 PREFERRED STOCK                       --             --             --             --
---------------------------------------------------------------------------------------
 COMMON STOCK                          90             90             90             90
---------------------------------------------------------------------------------------
 ADDITIONAL PAID-IN
   CAPITAL                    289,333,898    289,333,898    289,333,898    289,333,898
---------------------------------------------------------------------------------------
 RETAINED EARNINGS:
   Filing Date                 (1,172,862)    (1,172,862)    (1,172,862)    (1,172,862)
---------------------------------------------------------------------------------------
 RETAINED EARNINGS:
   Post Filing Date                    --       (136,686)      (387,061)      (657,381)
---------------------------------------------------------------------------------------
 TOTAL OWNER'S EQUITY
   (NET WORTH)                288,161,126    288,024,440    287,774,065    287,503,745
=======================================================================================
 TOTAL LIABILITIES &
 OWNER'S EQUITY             1,894,482,572  1,916,293,590  1,932,649,720  1,949,524,482
=======================================================================================

===================================================================================================================================
LIABILITIES & OWNER'S          MONTH          MONTH          MONTH          MONTH           MONTH            MONTH        MONTH
EQUITY                          8/99           9/99          10/99          11/99           12/99            1/00         2/00
-----------------------------------------------------------------------------------------------------------------------------------
 LIABILITIES:
-----------------------------------------------------------------------------------------------------------------------------------
     POST-PETITION
       LIABILITIES (MOR-4)     1,674,163      1,674,461      1,706,548      1,703,198      1,703,648       1,704,616      1,703,792
===================================================================================================================================
     PRE-PETITION
       LIABILITIES:
-----------------------------------------------------------------------------------------------------------------------------------
       Notes Payable-
         Secured(4)        1,605,000,000  1,605,000,000  1,605,000,000  1,605,000,000  1,605,000,000   1,605,000,000  1,605,000,000
-----------------------------------------------------------------------------------------------------------------------------------
       Priority Debt                  --             --             --             --              --             --
-----------------------------------------------------------------------------------------------------------------------------------
       Federal Income Tax             --             --             --             --             --              --
-----------------------------------------------------------------------------------------------------------------------------------
       FICA/Withholding               --             --             --             --             --              --
-----------------------------------------------------------------------------------------------------------------------------------
       Unsecured Debt          3,431,237      3,433,847      3,436,822      3,456,822      3,456,871       3,456,941      3,456,941
-----------------------------------------------------------------------------------------------------------------------------------
       Other - Accrued
         Interest             18,967,014     18,967,014     18,967,014     18,967,014     18,967,014      18,967,014     18,967,014
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL PRE-PETITION
     LIABILITIES           1,627,398,251  1,627,400,861  1,627,403,836  1,627,423,836  1,627,423,885   1,627,423,955  1,627,423,955
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES          1,629,072,414  1,629,075,322  1,629,110,384  1,629,127,034  1,629,127,533   1,629,128,571  1,629,127,747
===================================================================================================================================
 OWNERS'S EQUITY
   (DEFICIT):
-----------------------------------------------------------------------------------------------------------------------------------
 PREFERRED STOCK                      --             --             --             --             --              --             --
-----------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCK                         90             90             90             90             90              90             90
-----------------------------------------------------------------------------------------------------------------------------------
 ADDITIONAL PAID-IN
   CAPITAL                   289,333,898    289,333,898    289,333,898    289,333,898    289,333,898     289,333,898    289,333,898
-----------------------------------------------------------------------------------------------------------------------------------
 RETAINED EARNINGS:
   Filing Date                (1,172,862)    (1,172,862)    (1,172,862)    (1,172,862)    (1,172,862)     (1,172,862)    (1,172,862)
-----------------------------------------------------------------------------------------------------------------------------------
 RETAINED EARNINGS:
   Post Filing Date            1,573,181      1,982,307      2,355,432      2,770,861      3,182,495       3,590,860      3,998,304
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL OWNER'S EQUITY
   (NET WORTH)               289,734,307    290,143,433    290,516,558    290,931,987    291,343,621     291,751,986    292,159,430
===================================================================================================================================
 TOTAL LIABILITIES &
 OWNER'S EQUITY            1,918,806,721  1,919,218,755  1,919,626,942  1,920,059,021  1,920,471,154   1,920,880,557  1,921,287,177
===================================================================================================================================

========================================================
LIABILITIES & OWNER'S                      MONTH
EQUITY                                     3/00
--------------------------------------------------------
 LIABILITIES:
--------------------------------------------------------
     POST-PETITION
       LIABILITIES (MOR-4)               1,724,629
========================================================
     PRE-PETITION
       LIABILITIES:
--------------------------------------------------------
       Notes Payable-
         Secured(4)                  1,605,000,000
--------------------------------------------------------
       Priority Debt                            --
--------------------------------------------------------
       Federal Income Tax                       --
--------------------------------------------------------
       FICA/Withholding                         --
--------------------------------------------------------
       Unsecured Debt                    3,456,941
--------------------------------------------------------
       Other - Accrued
         Interest                       18,967,014
--------------------------------------------------------
   TOTAL PRE-PETITION
     LIABILITIES                     1,627,423,955
--------------------------------------------------------
TOTAL LIABILITIES                    1,629,148,584
========================================================
 OWNERS'S EQUITY
   (DEFICIT):
--------------------------------------------------------
 PREFERRED STOCK                                --
--------------------------------------------------------
 COMMON STOCK                                   90
--------------------------------------------------------
 ADDITIONAL PAID-IN
   CAPITAL                             289,333,898
--------------------------------------------------------
 RETAINED EARNINGS:
   Filing Date                          (1,172,862)
--------------------------------------------------------
 RETAINED EARNINGS:
   Post Filing Date                   (496,893,769)
--------------------------------------------------------
 TOTAL OWNER'S EQUITY
   (NET WORTH)                        (208,732,643)
========================================================
 TOTAL LIABILITIES &
 OWNER'S EQUITY                      1,420,415,941
========================================================

                    *Per Schedules and Statement of Affairs

 CASE NAME:  TRANSAMERICAN ENERGY CORPORATION        CASE NUMBER: 99-21551-C-11


                     SCHEDULE OF POST-PETITION LIABILITIES

==============================================================================================================================
                                     MONTH       MONTH      MONTH      MONTH       MONTH       MONTH      MONTH       MONTH
                                     5/99        6/99        7/99       8/99        9/99       10/99      11/99       12/99
------------------------------------------------------------------------------------------------------------------------------
  TRADE ACCOUNTS PAYABLE                  --        1,272       7,717      5,066       5,364     37,451     34,101      34,551
------------------------------------------------------------------------------------------------------------------------------
  TAX PAYABLE:
------------------------------------------------------------------------------------------------------------------------------
  FEDERAL PAYROLL TAXES                   --           --          --         --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------
    STATE PAYROLL & SALES                 --           --          --         --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------
    AD VALOREM TAXES                      --           --          --         --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------
    OTHER TAXES                           --           --          --         --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------
  TOTAL TAXES PAYABLE                     --           --          --         --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------
  SECURED DEBT POST-PETITION              --           --          --         --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------
  ACCRUED INTEREST PAYABLE(5)      6,221,180   17,459,958  34,549,593  1,669,097   1,669,097  1,669,097  1,669,097   1,669,097
------------------------------------------------------------------------------------------------------------------------------
 *ACCRUED PROFESSIONAL FEES:              --           --          --         --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------
  OTHER ACCRUED LIABILITIES:              --           --          --         --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------
    1.                                    --           --          --         --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------
    2.                                    --           --          --         --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------
    3.                                    --           --          --         --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------
 TOTAL POST-PETITION
 LIABILITIES (MOR-3)               6,221,180   17,461,230  34,557,310  1,674,163   1,674,461  1,706,548  1,703,198   1,703,648
------------------------------------------------------------------------------------------------------------------------------

========================================================================
                                          MONTH        MONTH       MONTH
                                          1/00         2/00        3/00
------------------------------------------------------------------------
  TRADE ACCOUNTS PAYABLE                 34,519       34,695      55,532
------------------------------------------------------------------------
  TAX PAYABLE:
------------------------------------------------------------------------
  FEDERAL PAYROLL TAXES                      --           --          --
------------------------------------------------------------------------
    STATE PAYROLL & SALES                    --           --          --
------------------------------------------------------------------------
    AD VALOREM TAXES                         --           --          --
------------------------------------------------------------------------
    OTHER TAXES                              --           --          --
------------------------------------------------------------------------
  TOTAL TAXES PAYABLE                        --           --          --
------------------------------------------------------------------------
  SECURED DEBT POST-PETITION                 --           --          --
------------------------------------------------------------------------
  ACCRUED INTEREST PAYABLE(5)         1,669,097    1,669,097   1,669,097
------------------------------------------------------------------------
 *ACCRUED PROFESSIONAL FEES:                 --           --          --
------------------------------------------------------------------------
  OTHER ACCRUED LIABILITIES:                 --           --          --
------------------------------------------------------------------------
    1.                                       --           --          --
------------------------------------------------------------------------
    2.                                       --           --          --
------------------------------------------------------------------------
    3.                                       --           --          --
------------------------------------------------------------------------
 TOTAL POST-PETITION
 LIABILITIES (MOR-3)                  1,704,616    1,703,792   1,724,629
------------------------------------------------------------------------

   * Payment Requires Court Approval.


MOR-4

 CASE NAME: TRANSAMERICAN ENERGY CORPORATION         CASE NUMBER: 99-21551-C-11


                       AGING OF POST-PETITION LIABILITIES
                                MONTH MARCH 2000

 DAYS             TOTAL        TRADE ACCTS     FED TAXES      STATE TAXES     AD-VALOREM,      OTHER
                                                                              OTHER TAXES
=====================================================================================================
0-30               55,532         55,532                                                           --
-----------------------------------------------------------------------------------------------------
31-60                  --             --                                                           --
-----------------------------------------------------------------------------------------------------
61-90                  --             --                                                           --
-----------------------------------------------------------------------------------------------------
91 +            1,669,097             --                                                    1,669,097
-----------------------------------------------------------------------------------------------------
TOTAL           1,724,629         55,532                                                    1,669,097
=====================================================================================================

                          AGING OF ACCOUNTS RECEIVABLE

  MONTH            5/99       6/99        7/99        8/99        9/99         10/99        11/99     12/99      1/00        2/00
===================================================================================================================================
0-30 DAYS           --         --          --           --          --          --           --           --          --         --
-----------------------------------------------------------------------------------------------------------------------------------
31-60 DAYS          --         --          --           --          --          --           --           --          --         --
-----------------------------------------------------------------------------------------------------------------------------------
61-90 DAYS          --         --          --           --          --          --           --           --          --         --
-----------------------------------------------------------------------------------------------------------------------------------
91 + DAYS           --         --          --           --          --          --           --           --          --         --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL               --         --          --           --          --          --           --           --          --         --
===================================================================================================================================

  MONTH            2/00        3/00
=====================================
0-30 DAYS              --          --
-------------------------------------
31-60 DAYS             --          --
-------------------------------------
61-90 DAYS             --          --
-------------------------------------
91 + DAYS              --          --
-------------------------------------
TOTAL                  --          --
=====================================


MOR-5

 CASE NAME:  TRANSAMERICAN ENERGY CORPORATION        CASE NUMBER: 99-21551-C-11


                           STATEMENT OF INCOME (LOSS)

====================================================================================================================================
        MONTH               4/20/99-
                            5/31/99     6/99      7/99          8/99      9/99     10/99     11/99       12/99    1/00       2/00
====================================================================================================================================
REVENUES (MOR-1)                --          --          --          --        --        --        --          --        --       --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COST OF REVENUES          --          --          --          --        --        --        --          --        --       --
------------------------------------------------------------------------------------------------------------------------------------
GROSS PROFIT                    --          --          --          --        --        --        --          --        --       --
====================================================================================================================================
OPERATING EXPENSES:
------------------------------------------------------------------------------------------------------------------------------------
  Selling & Marketing           --          --          --          --        --        --        --          --        --       --
------------------------------------------------------------------------------------------------------------------------------------
  General &
    Administrative          17,482       4,581      56,719     (43,491)    2,908    38,909    (3,351)        499     3,175    4,613
------------------------------------------------------------------------------------------------------------------------------------
  Insiders Compensation         --          --          --          --        --        --        --          --        --       --
------------------------------------------------------------------------------------------------------------------------------------
  Professional Fees             --          --          --          --        --        --        --   1,210,991        --       --
------------------------------------------------------------------------------------------------------------------------------------
  Other (attach list)           --          --          --          --        --        --        --          --        --       --
------------------------------------------------------------------------------------------------------------------------------------
  Franchise Taxes           10,812          --          --          --        --        --        --          --       590       --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING
  EXPENSES                  28,294       4,581      56,719     (43,491)    2,908    38,909    (3,351)  1,211,490     3,765    4,613
====================================================================================================================================
INCOME BEFORE INT,
DEPR/TAX (MOR-1)           (28,294)     (4,581)    (56,719)     43,491    (2,908)  (38,909)    3,351  (1,211,490)   (3,765)  (4,613)
------------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE(5)     22,040,995  16,713,332  17,222,872 (33,205,091)       --        --        --  12,429,506        --       --
------------------------------------------------------------------------------------------------------------------------------------
DEPRECIATION                    --         --          --          --        --        --        --          --         --       --
------------------------------------------------------------------------------------------------------------------------------------
OTHER (INCOME)
EXPENSE* INTEREST(3)   (21,932,603)(16,467,538)(17,009,271) 31,018,020  (412,034) (412,034) (412,078)(14,052,630) (412,130)(412,057)
------------------------------------------------------------------------------------------------------------------------------------
OTHER ITEMS**                   --         --          --          --        --        --        --          --   (412,130)      --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INT, DEPR &
  OTHER ITEMS               108,392    245,794     213,601  (2,187,071) (412,034) (412,034) (412,078) (1,623,124)       -- (412,057)
====================================================================================================================================
NET INCOME BEFORE
  TAXES                    (136,686)  (250,375)   (270,320)  2,230,562   409,126   373,125   415,429     411,634   408,365  407,444
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL INCOME TAXES             --         --          --          --        --        --        --          --        --       --
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)
  (MOR-1)                  (136,686)  (250,375)   (270,320)  2,230,562   409,126   373,125   415,429     411,634   408,365  407,444
===================================================================================================================================

=====================================================
              MONTH                        FILING TO
                                 3/00         DATE
=====================================================
 REVENUES (MOR-1)                  --              --
-----------------------------------------------------
 TOTAL COST OF REVENUES            --              --
-----------------------------------------------------
 GROSS PROFIT                      --              --
=====================================================
 OPERATING EXPENSES:
-----------------------------------------------------
   Selling & Marketing             --              --
-----------------------------------------------------
   General &
     Administrative            20,838         102,882
-----------------------------------------------------
   Insiders
     Compensation                  --              --
-----------------------------------------------------
   Professional Fees               --       1,210,991
-----------------------------------------------------
   Other (attach list)             --              --
-----------------------------------------------------
   Franchise Taxes                 --          11,402
-----------------------------------------------------
 TOTAL OPERATING
   EXPENSES                    20,838       1,325,275
=====================================================
 INCOME BEFORE INT,
 DEPR/TAX (MOR-1)             (20,838)     (1,325,275)
-----------------------------------------------------
 INTEREST EXPENSE(5)               --      35,201,614
-----------------------------------------------------
 DEPRECIATION                      --              --
-----------------------------------------------------
 OTHER (INCOME)
 EXPENSE* INTEREST(3)        (412,034)    (40,916,389)
-----------------------------------------------------
 OTHER ITEMS**(6)         501,283,269     501,283,269
-----------------------------------------------------
 TOTAL INT, DEPR &
   OTHER ITEMS            500,871,235     495,568,494
=====================================================
 NET INCOME BEFORE
   TAXES                 (500,892,073)   (496,893,769)
-----------------------------------------------------
 FEDERAL INCOME TAXES              --              --
-----------------------------------------------------
 NET INCOME (LOSS)
   (MOR-1)               (500,892,073)   (496,893,769)
=====================================================

 Accrual Accounting Required, Otherwise Footnote With Explanation
 Footnote Mandatory
 Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote

MOR-6

 CASE NAME: TRANSAMERICAN ENERGY CORPORATION         CASE NUMBER: 99-21551-C-11


=======================================================================================================================
CASH RECEIPTS AND                             MONTH      MONTH      MONTH     MONTH     MONTH      MONTH      MONTH
DISBURSEMENTS                                  5/99       6/99       7/99      8/99      9/99      10/99      11/99
-----------------------------------------------------------------------------------------------------------------------
  1. CASH - BEGINNING OF MONTH                39,442     39,556     38,681    37,521    13,308     13,308      9,462
=======================================================================================================================
 RECEIPTS:
-----------------------------------------------------------------------------------------------------------------------
  2. CASH SALES                                   --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
  3. COLLECTION OF ACCOUNTS RECEIVABLE            --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
  4. LOANS & ADVANCES (ATTACH LIST)               --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
  5. SALE OF ASSETS                               --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
  6. OTHER (ATTACH LIST) - INTEREST INCOME       114        101        112       122        --         --         44
-----------------------------------------------------------------------------------------------------------------------
 TOTAL RECEIPTS                                  114        101        112       122        --         --         44
-----------------------------------------------------------------------------------------------------------------------
 (WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL
    DEBTOR MFR-2*                                 --         --         --        --        --         --         --
=======================================================================================================================
 DISBURSEMENTS:
-----------------------------------------------------------------------------------------------------------------------
  7. NET PAYROLL                                  --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
  8. PAYROLL TAXES PAID                           --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
  9. SALES, USE & OTHER TAXES PAID                --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 10. SECURED/RENTAL/LEASES                        --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 11. UTILITIES                                    --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 12. INSURANCE                                    --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 13. INVENTORY PURCHASES                          --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 14. VEHICLE EXPENSES                             --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 15. TRAVEL & ENTERTAINMENT                       --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 16. REPAIRS, MAINTENANCE & SUPPLIES              --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 17. ADMINISTRATIVE & SELLING                     --        976      1,272        --        --      3,846         --
-----------------------------------------------------------------------------------------------------------------------
 18. OTHER (ATTACH LIST) (TRANSAMERICAN
     REFINING)                                    --         --         --    24,335        --         --    (20,000)
-----------------------------------------------------------------------------------------------------------------------
 TOTAL DISBURSEMENTS FROM OPERATIONS              --        976      1,272    24,335        --      3,846    (20,000)
=======================================================================================================================
 19. PROFESSIONAL FEES                            --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 20. U.S. TRUSTEE FEES                            --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 21. OTHER REORGANIZATION EXPENSES
     (ATTACH LIST)                                --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 TOTAL DISBURSEMENTS                              --        976      1,272    24,335        --      3,846    (20,000)
=======================================================================================================================
 22. NET CASH FLOW                               114       (875)    (1,160)  (24,213)       --     (3,846)    20,044
-----------------------------------------------------------------------------------------------------------------------
 23. CASH - END OF MONTH (MOR-2)              39,556     38,681     37,521    13,308    13,308      9,462     29,506
=======================================================================================================================

=================================================================================================
CASH RECEIPTS AND                             MONTH   MONTH      MONTH     MONTH       FILING TO
DISBURSEMENTS                                 12/99   01/00      02/00     03/00         DATE
-------------------------------------------------------------------------------------------------
  1. CASH - BEGINNING OF MONTH                29,506  29,606     26,976    21,562          39,442
=================================================================================================
 RECEIPTS:
-------------------------------------------------------------------------------------------------
  2. CASH SALES                                   --      --         --        --              --
-------------------------------------------------------------------------------------------------
  3. COLLECTION OF ACCOUNTS RECEIVABLE            --      --         --        --              --
-------------------------------------------------------------------------------------------------
  4. LOANS & ADVANCES (ATTACH LIST)               --      --         --        --              --
-------------------------------------------------------------------------------------------------
  5. SALE OF ASSETS                               --      --         --        --              --
-------------------------------------------------------------------------------------------------
  6. OTHER (ATTACH LIST) - INTEREST INCOME       100      96         23        --             712
-------------------------------------------------------------------------------------------------
 TOTAL RECEIPTS                                  100      96         23        --             712
-------------------------------------------------------------------------------------------------
 (WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL
    DEBTOR MFR-2*                                 --      --         --        --              --
=================================================================================================
 DISBURSEMENTS:
-------------------------------------------------------------------------------------------------
  7. NET PAYROLL                                  --      --         --        --              --
-------------------------------------------------------------------------------------------------
  8. PAYROLL TAXES PAID                           --      --         --        --              --
-------------------------------------------------------------------------------------------------
  9. SALES, USE & OTHER TAXES PAID                --      --         --        --              --
-------------------------------------------------------------------------------------------------
 10. SECURED/RENTAL/LEASES                        --      --         --        --              --
-------------------------------------------------------------------------------------------------
 11. UTILITIES                                    --      --         --        --              --
-------------------------------------------------------------------------------------------------
 12. INSURANCE                                    --      --         --        --              --
-------------------------------------------------------------------------------------------------
 13. INVENTORY PURCHASES                          --      --         --        --              --
-------------------------------------------------------------------------------------------------
 14. VEHICLE EXPENSES                             --      --         --        --              --
-------------------------------------------------------------------------------------------------
 15. TRAVEL & ENTERTAINMENT                       --      --         --        --              --
-------------------------------------------------------------------------------------------------
 16. REPAIRS, MAINTENANCE & SUPPLIES              --      --         --        --              --
-------------------------------------------------------------------------------------------------
 17. ADMINISTRATIVE & SELLING                     --      --         --        --           6,094
-------------------------------------------------------------------------------------------------
 18. OTHER (ATTACH LIST) (TRANSAMERICAN
     REFINING)                                    --   2,726      5,437        --          12,498
-------------------------------------------------------------------------------------------------
 TOTAL DISBURSEMENTS FROM OPERATIONS              --   2,726      5,437        --          18,592
=================================================================================================
 19. PROFESSIONAL FEES                            --      --         --        --              --
-------------------------------------------------------------------------------------------------
 20. U.S. TRUSTEE FEES                            --      --         --        --              --
-------------------------------------------------------------------------------------------------
 21. OTHER REORGANIZATION EXPENSES
     (ATTACH LIST)                                --      --         --        --              --
-------------------------------------------------------------------------------------------------
 TOTAL DISBURSEMENTS                              --   2,726      5,437        --          18,592
=================================================================================================
 22. NET CASH FLOW                               100  (2,630)    (5,414)       --         (17,880)
-------------------------------------------------------------------------------------------------
 23. CASH - END OF MONTH (MOR-2)              29,606  26,976     21,562    21,562          21,562
=================================================================================================

                      *Applies to Individual debtors only.


MOR-7

 CASE NAME: TRANSAMERICAN ENERGY CORPORATION         CASE NUMBER: 99-21551-C-11



                          CASH ACCOUNT RECONCILIATION
                             MONTH OF MARCH 2000

====================================================================================
BANK NAME                       FIRSTAR           FLEET       STERLING
------------------------------------------------------------------------------------
ACCOUNT NUMBER              #21-00-002-5031306  #   --       #0130002224
------------------------------------------------------------------------------------
ACCOUNT TYPE                    INTEREST        SHORT-TERM
                              ACCUMULATION      INVESTMENTS   CHECKING        TOTAL
------------------------------------------------------------------------------------
 BANK BALANCE                       --            21,562           --         21,562
------------------------------------------------------------------------------------
 DEPOSIT IN TRANSIT                 --                --           --            --
------------------------------------------------------------------------------------
 OUTSTANDING CHECKS                 --                --           --            --
------------------------------------------------------------------------------------
 ADJUSTED BANK BALANCE              --            21,562           --        21,562
====================================================================================
 BEGINNING CASH - PER BOOKS         --            21,562           --        21,562
------------------------------------------------------------------------------------
 RECEIPTS                           --                --           --            --
------------------------------------------------------------------------------------
 TRANSFERS BETWEEN ACCOUNTS         --                --          --             --
------------------------------------------------------------------------------------
 (WITHDRAWAL)CONTRIBUTION-          --                --           --            --
 BY INDIVIDUAL DEBTOR MFR-2
------------------------------------------------------------------------------------
 CHECKS/OTHER DISBURSEMENTS         --                --           --            --
------------------------------------------------------------------------------------
 ENDING CASH - PER BOOKS            --            21,562           --        21,562
====================================================================================


MOR-8

 CASE NAME: TRANSAMERICAN ENERGY CORPORATION         CASE NUMBER: 99-21551-C-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U. S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

=====================================================================================================================
                                         MONTH      MONTH     MONTH     MONTH     MONTH     MONTH     MONTH    MONTH
   INSIDERS: NAME/POSITION/COMP TYPE     5/99       6/99      7/99      8/99      9/99      10/99     11/99    12/99
=====================================================================================================================
1.               NONE
---------------------------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------------------------
6.
=====================================================================================================================
TOTAL INSIDERS   (MOR-1)                  --         --        --        --        --        --        --       --

=====================================================================================================================
                                         MONTH      MONTH     MONTH     MONTH     MONTH     MONTH     MONTH    MONTH
              PROFESSIONALS              5/99       6/99      7/99      8/99      9/99      10/99     11/99    12/99
             NAME/ORDER DATE
=====================================================================================================================
1.                NONE
---------------------------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------------------------
6.
---------------------------------------------------------------------------------------------------------------------
TOTAL PROFESSIONALS (MOR-1)               --         --        --        --        --        --        --       --
=====================================================================================================================

======================================================================
                                          MONTH     MONTH     MONTH
   INSIDERS: NAME/POSITION/COMP TYPE      1/00      2/00       3/00
======================================================================
1.               NONE
----------------------------------------------------------------------
2.
----------------------------------------------------------------------
3.
----------------------------------------------------------------------
4.
----------------------------------------------------------------------
5.
----------------------------------------------------------------------
6.
======================================================================
TOTAL INSIDERS   (MOR-1)                   --        --          --

======================================================================
                                          MONTH     MONTH      MONTH
               PROFESSIONALS               1/00      2/00       3/00
             NAME/ORDER DATE
======================================================================
1.                NONE
----------------------------------------------------------------------
2.
----------------------------------------------------------------------
3.
----------------------------------------------------------------------
4.
----------------------------------------------------------------------
5.
----------------------------------------------------------------------
6.
----------------------------------------------------------------------
TOTAL PROFESSIONALS (MOR-1)                --        --          --
======================================================================

MOR-9

                        TRANSAMERICAN ENERGY CORPORATION
                                 99-21551-C-11
                       NOTES TO MONTHLY OPERATING REPORT
                                   MARCH 2000



1. TransAmerican Energy Corporation's (the "Company") investment in TransTexas Gas Corporation ("TransTexas") and TransAmerican Refining Corporation ("TARC") was reflected in the Company's Schedules at estimated market value. The Company's investment in its subsidiaries is reflected in the Monthly Operating Report ("MOR") at cost.

2. The secured note receivable from TransAmerican Refining Corporation was reflected in the Company's Schedules at its fully accreted balance of $920.0 million. The balance of this note receivable is reflected in the Company's MOR at its accreted balance as of April 20, 1999 and May 31, 1999 of $899.2 million and $914.7 million, respectively. On June 15, 1999, this note receivable reached its fully accreted balance.

3. During August 1999, the Company reversed the accrual of interest on the notes receivable from TransTexas and TARC in accordance with current accounting pronouncements applicable to companies operating under Chapter 11.

4. On June 15, 1999, the Company's senior secured discount notes reached their fully accreted balance of $1.13 billion.

5. During August 1999, the Company reversed the accrual of interest and amortization of deferred debt issue costs related to its senior secured notes and senior secured discount notes in accordance with current accounting pronouncements applicable to companies operating under Chapter 11.

6. The Company wrote off its note receivable, related accrued interest income and its investment in TransTexas pursuant to TransTexas' plan of reorganization that was effective on March 17, 2000.

                  CASE NAME: TRANSAMERICAN ENERGY CORPORATION

                           CASE NUMBER: 99-21551-C-11

                          PETITION DATE: APRIL 20, 1999

                              INSURANCE MAINTAINED
                                 March 31, 2000


                                                                      EXPIRATION
                      TYPE OF INSURANCE                                  DATE
-------------------------------------------------------           -------------------

                   CASUALTY AND LIABILITY
                   ----------------------
Automobile Liability (Texas)                                        May 01, 2000
Workers' Compensation and Employer's Liability                      May 01, 2000
Maritime Employer's Liability                                       May 24, 2000
Operator's Extra Expense                                          January 15, 2001
Primary General Liability                                         January 30, 2001
Excess Liability                                                  January 30, 2001
Oil Pollution                                                     January 31, 2001
Commercial Crime                                                  February 01, 2001